                                                                   Exhibit 10.29

================================================================================

                           ASSET PURCHASE AGREEMENT

                         Dated as of October 26, 2001

                                by and between

               SAILING BILLBOARDS OUTDOOR MEDIA, LLC, as Seller

                                      and

                       NEXTMEDIA OUTDOOR, INC., as Buyer

================================================================================

                               TABLE OF CONTENTS

                                                                                                               Page
ARTICLE I           DEFINED TERMS............................................................................    1

         1.1      Defined Terms..............................................................................    1

ARTICLE II          SALE AND PURCHASE OF ASSETS..............................................................    5

         2.1      Agreement to Sell and Purchase.............................................................    5

         2.2      Excluded Assets............................................................................    6

         2.3      Nonassignable Assumed Contracts............................................................    7

         2.4      Liabilities................................................................................    8

         2.5      Purchase Price.............................................................................   10

         2.6      Adjustments and Prorations.................................................................   10

         2.7      Allocation.................................................................................   11

ARTICLE III         REPRESENTATIONS AND WARRANTIES OF SELLER.................................................   12

         3.1      Organization, Standing and Authority.......................................................   12

         3.2      Authorization and Binding Obligation.......................................................   12

         3.3      Absence of Conflicting Agreements..........................................................   12

         3.4      Licenses...................................................................................   12

         3.5      Site Leases................................................................................   13

         3.6      Title to and Condition of Personal Property................................................   13

         3.7      Assumed Contracts..........................................................................   13

         3.8      Consents...................................................................................   14

         3.9      Advertising Displays.......................................................................   14

         3.10     Financial Statements.......................................................................   14

         3.11     Reports....................................................................................   14

         3.12     Taxes......................................................................................   14

         3.13     Claims; Legal Actions......................................................................   15

         3.14     Compliance with Laws.......................................................................   15

         3.15     Undisclosed Liabilities....................................................................   15

         3.16     Books and Records..........................................................................   15

         3.17     Assets.....................................................................................   15

         3.18     Environment, Health and Safety.............................................................   16

         3.19     Brokerage..................................................................................   16

                               TABLE OF CONTENTS
                                  (continued)

         3.20     Affiliated Transactions....................................................................   16

         3.21     Real Property..............................................................................   16

         3.22     No Interest in Other Entities..............................................................   16

         3.23     Absence of Certain Changes.................................................................   16

         3.24     Seller's Financial Condition...............................................................   17

         3.25     No Third Party Options.....................................................................   17

         3.26     Full Disclosure............................................................................   17

ARTICLE IV          REPRESENTATIONS AND WARRANTIES OF BUYER..................................................   17

         4.1      Organization, Standing and Authority.......................................................   17

         4.2      Authorization and Binding Obligation.......................................................   17

         4.3      Absence of Conflicting Agreements or Consents..............................................   17

         4.4      Brokerage..................................................................................   18

ARTICLE V           COVENANTS................................................................................   18

         5.1      Conduct prior to the Closing Date..........................................................   18

         5.2      Access.....................................................................................   19

         5.3      Satisfaction of Conditions; Closing........................................................   19

         5.4      Sale of Assets; Negotiations...............................................................   20

         5.5      Notification...............................................................................   20

         5.6      Updating Schedules.........................................................................   20

         5.7      Accounts Receivable........................................................................   21

         5.8      Taxes, Fees and Expenses...................................................................   21

         5.9      Bulk Sales Law.............................................................................   22

         5.10     Confidentiality............................................................................   22

         5.11     Noncompetition and Nonsolicitation.........................................................   22

         5.12     Financial Information......................................................................   23

         5.13     Further Assurances.........................................................................   24

         5.14     Employee Matters...........................................................................   24

         5.15     Subsequent Transfers.......................................................................   24

         5.16     Indemnification for Certain Sites..........................................................   25

                               TABLE OF CONTENTS
                                  (continued)

ARTICLE VI          CLOSING; TERMINATION AND RISK OF LOSS....................................................   25

         6.1      Closing....................................................................................   25

         6.2      Termination Rights.........................................................................   26

         6.3      Procedures and Effect of Termination.......................................................   26

         6.4      Risk of Loss...............................................................................   27

         6.5      Resolution of Disagreements................................................................   27

ARTICLE VII         CONDITIONS OF CLOSING BY BUYER...........................................................   27

         7.1      Representations, Warranties and Covenants..................................................   28

         7.2      Compliance with Agreement..................................................................   28

         7.3      Closing Certificates.......................................................................   28

         7.4      Third Party Consents and Governmental Approvals............................................   28

         7.5      No Adverse Proceedings.....................................................................   28

         7.6      Closing Documents..........................................................................   28

         7.7      No Material Adverse Change.................................................................   28

ARTICLE VIII        CONDITIONS OF CLOSING BY SELLER..........................................................   28

         8.1      Representations, Warranties and Covenants..................................................   28

         8.2      Compliance with Agreement..................................................................   29

         8.3      Closing Certificates.......................................................................   29

         8.4      No Adverse Proceedings.....................................................................   29

         8.5      Closing Documents..........................................................................   29

ARTICLE IX          CLOSING DELIVERIES.......................................................................   29

         9.1      Deliveries by Seller.......................................................................   29

         9.2      Deliveries by Buyer........................................................................   30

ARTICLE X           SURVIVAL AND INDEMNIFICATION.............................................................   31

         10.1     Survival of Representations, Warranties and Covenants......................................   31

         10.2     Indemnification by Seller..................................................................   31

         10.3     Indemnification by Buyer...................................................................   32

         10.4     Procedure for Indemnification..............................................................   32

         10.5     Escrow Agreement...........................................................................   34

                               TABLE OF CONTENTS
                                  (continued)

ARTICLE XI          MISCELLANEOUS............................................................................   34

         11.1     Notices....................................................................................   34

         11.2     Specific Performance.......................................................................   35

         11.3     Benefit and Binding Effect.................................................................   35

         11.4     Headings...................................................................................   35

         11.5     Gender and Number..........................................................................   35

         11.6     Counterparts...............................................................................   35

         11.7     Entire Agreement...........................................................................   35

         11.8     Amendment..................................................................................   35

         11.9     Severability...............................................................................   36

         11.10    Governing Law..............................................................................   36

                                   EXHIBITS
                                   --------

Exhibit A         Form of Indemnification Escrow Agreement
Exhibit B         Additional Site Escrow Agreement
Exhibit C         Form of Consent to Assignment
Exhibit D         Form of Bill of Sale
Exhibit E         Form of Assignment and Assumption Agreement
Exhibit F         Form of Management Agreement

                                   SCHEDULES
                                   ---------

Schedule 1.1(a)   Advertising Contracts
Schedule 1.1(b)   Advertising Displays
Schedule 2.2      Excluded Assets
Schedule 2.6(a)   Site Lease Deposites
Schedule 3.1      Foreign Qualifications
Schedule 3.4      Licenses
Schedule 3.5      Site Leases
Schedule 3.6      Personal Property
Schedule 3.7      Assumed Contracts
Schedule 3.8      Consents
Schedule 3.10     Financial Statements
Schedule 3.12     Taxes
Schedule 3.13     Claims; Legal Actions
Schedule 3.15     Undisclosed Liabilities
Schedule 3.18     Environment, Health and Safety
Schedule 3.20     Affiliated Transactions
Schedule 5.15     Additional Sites
Schedule 5.16     Indemnified Sites

                           ASSET PURCHASE AGREEMENT

     This ASSET PURCHASE AGREEMENT (this "Agreement"), dated as of October 26,
                                          ---------
2001 is made and entered into by and among SAILING BILLBOARDS OUTDOOR MEDIA, LLC, a California limited liability company ("Seller"), NEXTMEDIA OUTDOOR, INC.,
                                              ------
a Delaware corporation ("Buyer") and, solely with respect to Section 5.11
                         -----                               ------------
hereof, each of John Sweeney and Tina Kleinjan.

                            PRELIMINARY STATEMENTS

          WHEREAS, Seller owns and operates an outdoor advertising business which develops billboard sites and sells advertising on billboards in the Markets (as defined herein) (the "Business"); and
                                  --------

          WHEREAS, Seller desires to sell to Buyer and Buyer desires to purchase from Seller the Assets (as defined herein) used in the operation of Seller's Business upon the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and for other good, valuable and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                            STATEMENT OF AGREEMENT

                                   ARTICLE I

                                 DEFINED TERMS
                                 -------------

     1.1 Defined Terms. The following terms shall have the following meanings in
         -------------
this Agreement:

          "2000 Financials" shall have the meaning set forth in Section 3.10
           ---------------                                      ------------
hereof.

          "Accountant" shall have the meaning set forth in Section 2.6(b)
           ----------                                      --------------
hereof.

          "Accounts Receivable" means any and all amounts or other obligations
           -------------------
owed to Seller by reason of a sale of a good or the provision of a service (including the provision of outdoor advertising) in the ordinary course of Seller's conduct of the Business prior to the Closing Date and, with respect to amounts relating to Additional Assets being transferred at any Subsequent Closing, each Subsequent Closing Date, and for which such goods have been sold or such services have been provided and for which Buyer has no liability or obligation with respect thereto.

          "Additional Assets" shall have the meaning set forth in Section 5.15.
           -----------------                                      ------------

          "Additional Closing Payment" shall have the meaning set forth in
           --------------------------
Section 2.5(b) hereof.
--------------

          "Additional Purchase Price" means the consideration payable to Seller
           -------------------------
for each Additional Site and the related Additional Assets as provided in
Section 2.5(b) hereof.
--------------

          "Additional Site" shall have the meaning set forth in Section 5.15
           ---------------                                      ------------
hereof.

          "Advertising Contracts" shall mean all contracts, including trade
           ---------------------
advertising contracts, whether written or oral, for advertising services to be provided by Seller (including rental of space on Advertising Displays) in effect as of the date hereof and all such other contracts entered into after such date and in effect on the Closing Date (or any Subsequent Closing Date in the case of Advertising Contracts relating to Additional Sites being transferred on such Subsequent Closing Date) to which Seller is a party or which have been assumed by or assigned to Seller. All Advertising Contracts in effect as of the date hereof are listed on Schedule 1.1(a) hereto.
                     ---------------

          "Advertising Displays" shall mean all illuminated and unilluminated
           --------------------
painted bulletins, poster panels, junior panels, wallscapes and other outdoor advertising displays, including billboards and the existing structures used in the display thereof (such as supporting structures, upright beams, brackets, lighting equipment and other fixtures attached thereto), whether or not in the process of construction or assembly, reflected on Schedule 1.1(b) hereof as of
                                                  ---------------
the date hereof as being owned, leased, used or operated by Seller and any others that have been acquired, owned, leased, used or operated by Seller thereafter prior to the Closing Date (or any Subsequent Closing Date in the case of Advertising Displays relating to Additional Sites being transferred on such Subsequent Closing Date). All Advertising Displays as of the date hereof are described on Schedule 1.1(b) hereto.
             ---------------

          "Affiliate" has the meaning given to such term in Rule 12b-2 of
           ---------
Regulation 12B under the Securities Exchange Act of 1934, as amended.

          "Agreement" shall have the meaning set forth in the recitals above.
           ---------

          "Ancillary Agreements" shall have the meaning set forth in Section 3.2
           --------------------
hereof.

          "Assets" shall have the meaning set forth in Section 2.1 hereof.
           ------                                      -----------

          "Assumed Contracts" means, collectively, (i) the contracts, leases,
           -----------------
commitments and agreements (including any amendments or other modifications thereto) to which Seller is a party which relate to the operation of the Business as of the date hereof and which are listed on Schedule 3.7 hereof
                                                       ------------
including, without limitation, contracts relating to the operation, construction and development of the Advertising Displays, the Advertising Contracts and the Site Leases and (ii) all Contracts related directly and solely to the Assets, entered into by Seller on or after the date of this Agreement and before the Closing (or any Subsequent Closing in the case of Contracts relating to Additional Sites being transferred on such Subsequent Closing Date) in accordance with the applicable provisions of Section 5.1(a). Any additional
                                             --------------
contracts relating to
the operation of the Business which are entered into by Seller on or after the date of this Agreement and prior to Closing will be included as "Assumed Contracts," provided that Buyer has specifically agreed to assume such contracts after Buyer has had a reasonable opportunity to review such contracts.

          "Assumed Liabilities" shall have the meaning set forth in Section
           -------------------                                      -------
2.4(a) hereof.
------

          "Bulk Sales Law" shall have the meaning set forth in Section 5.9
           --------------                                      -----------
hereof.

          "Business Day" means any day other than a Saturday, a Sunday or a day
           ------------
on which banking institutions in San Francisco, California are not required to be open.

          "Business" shall have the meaning set forth in the recitals above.
           --------

          "Buyer" shall have the meaning set forth in the recitals above.
           -----

          "Cause of Action" means a right to receive or recover property, debt
           ---------------
or damages on a cause of action, whether pending or not and whether arising in contract, tort or otherwise. The term shall include, but shall not be limited to, rights to judgments, settlements and proceeds from judgments or settlements.

          "Claimant" shall have the meaning set forth in Section 10.4(a) hereof.
           --------                                      ---------------

          "Closing" means the consummation of the transactions contemplated by
           -------
this Agreement in accordance with the provisions of Article VI hereof.
                                                    ----------

          "Closing Date" means the date of the Closing specified in Article VI
           ------------
hereof.

          "Closing Payment" shall have the meaning set forth in Section 2.5(a)
           ---------------                                      --------------
hereof.

          "Code" means the Internal Revenue Code of 1986, as amended to the date
           ----
hereof.

          "Collection Period" shall have the meaning set forth in Section 5.7(a)
           -----------------                                      --------------
hereof.

          "Consents" means the consents of third parties, including, without
           --------
limitation, applicable governmental authorities, necessary to transfer the Assets to Buyer or otherwise to consummate the transactions contemplated hereby, all of which Consents are set forth on Schedule 3.8 hereto.
                                       ------------

          "Employee List" shall have the meaning set forth in Section 5.14
           -------------                                      ------------
hereof.

          "Environmental Claims" refers to any complaint, summons, citation,
           --------------------
notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other communication from any governmental agency, department, bureau, office or other authority, or any third party involving violations of Environmental Laws with respect to the ownership of the Assets or the operation of the Business.

          "Environmental Laws" include the Comprehensive Environmental Response,
           -------------------
Compensation and Liability Act, 42 U.S.C. 9601 et seq., as amended; the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq., as amended; the Clean Air Act, 42 U.S.C. 7401 et seq., as amended; the Clean Water Act, 33 U.S.C. 1251 et seq., as amended; the Occupational Safety and Health Act, 29 U.S.C. 655 et seq., and any other federal, state, local or municipal laws, statutes, regulations, rules or ordinances imposing liability or establishing standards of conduct for protection of the environment, including, without limitation, the protection of surface water, groundwater, drinking water, air, wildlife, plants or other natural resources, or the health and safety of Persons or property, including, without limitation, protection of the health and safety of employees.

          "Excluded Assets" shall have the meaning set forth in Section 2.2
           ---------------                                      -----------
hereof.

          "Excluded Liabilities" shall have the meaning set forth in Section
           --------------------                                      -------
2.4(b) hereof.
------

          "Financial Statements" shall have the meaning set forth in Section
           --------------------                                      -------
3.10 hereof.
----

          "Hazardous Substances" means all substances, materials or waste that
           --------------------
are regulated by federal, state or local government under the Environmental Laws as hazardous, toxic or pollutants or contaminants as well as any petroleum or petroleum derived product.

          "Indemnifying Party" shall have the meaning set forth in Section
           ------------------                                      -------
10.4(a).
-------

          "Licenses" means all of the licenses, permits and other authorizations
           --------
issued by, or pending with, any federal, state or local governmental authorities to Seller used or useful in connection with the operation of the Assets, including, without limitation, those listed on Schedule 3.4 hereto.
                                               ------------
          "Liens" means any claims, mortgages, pledges, liens, security or other
           -----
third party interests, conditional sales agreements, options, encumbrances, debts or charges of any kind. "Liens" does not include any lien or security interest which arises by operation of law (including tax liens for non-delinquent taxes, warehouseman's liens and landlord's liens).

          "Markets" means the following markets in which Seller currently
           -------
conducts the Business and in which Assets are being transferred to Buyer: San Francisco, California.

          "Nonassignable Right" shall have the meaning set forth in Section
           -------------------                                      -------
2.3(a) hereof.
------

          "Noncompete Period" shall have the meaning set forth in Section
           -----------------                                      -------
5.11(b) hereof.
-------

          "Person" means an individual, a partnership, a corporation, a limited
           ------
liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

          "Personal Property" includes, without limitation, machinery,
           -----------------
equipment, computer programs, computer software, copyrights, patents, trademarks, websites, URL addresses, tools, motor vehicles, furniture, leasehold improvements, office equipment, supplies, spare parts and all other tangible or intangible personal property which is owned, used or leased by Seller which relates to the operation of the Business, all of which is listed on
Schedule 3.6 hereto.
------------

          "Purchase Price" means the consideration payable to Seller for the
           --------------
Assets as provided in Section 2.5 hereof.
                      -----------

          "Restricted Parties" shall have the meaning set forth in Section
           ------------------                                      -------
5.11(a) hereof.
-------

          "Restrictive Covenant" shall have the meaning set forth in Section
           --------------------                                      -------
5.11(a) hereof.
-------

          "Seller" shall have the meaning set forth in the recitals above.
           ------

          "Site Leases" shall mean all leases, licenses of any interest in real
           -----------
property, easements, occupancy agreements and other grants of the right to use real property not owned in fee by Seller for the use, operation, construction, or management of Advertising Displays, and all extensions, modifications or renewals (whether or not pursuant to different terms and conditions) thereof to which Seller was a party or of which it had the benefit as of the date hereof or which have been assumed by or assigned to Seller or entered into thereafter and are in effect as of the Closing Date, including, without limitation, rights to locations on which structures have not been built and which Buyer has specifically agreed to assume after Buyer has had a reasonable opportunity to review such Site Leases. All Site Leases as of the date hereof are listed on
Schedule 3.5 hereto, which sets forth for each Site Lease: (a) the location of
------------
the property, (b) the name of the lessor or grantor, (c) the annual base rent for such Site Lease, if any, and (d) the expiration date, if any. "Subsequent Closing" shall have the meaning set forth in Section 6.1(b) hereof.

          "Subsequent Closing Date" means the date of any Subsequent Closing
           -----------------------
pursuant to Section 6.1(b) hereof.
            --------------

          "Taxes" means all federal, state, county, local, foreign and other
           -----
taxes of any kind whatsoever (including, without limitation, income, profits, premium, estimated, excise, sales, use, occupancy, gross receipts, franchise, ad valorem, severance, capital levy, production, transfer, license, stamp, environmental, withholding, employment, unemployment compensation, payroll related and property taxes, import duties and other governmental charges and assessments), whether or not measured in whole or in part by net income, and including deficiencies, interest, additions to tax or interest, and penalties with respect thereto, and including expenses associated with contesting any proposed adjustment related to any of the foregoing.

          "Tax Return" means any return, information report or filing with
           ----------
respect to Taxes, including any schedules attached thereto and including any amendment thereof.

                                  ARTICLE II

                          SALE AND PURCHASE OF ASSETS
                          ---------------------------

     2.1 Agreement to Sell and Purchase. Subject to the terms and conditions set
         ------------------------------
forth in this Agreement, Seller hereby agrees to sell, transfer and deliver to Buyer on the Closing Date, and Buyer agrees to purchase from Seller on the Closing Date, all of the rights, title and interest of Seller in and to certain assets related to the operation of the Business (collectively, the "Assets"),
                                                                    ------
wherever located, free and clear of any Liens (except as otherwise expressly set forth herein) including, but not limited to:

          (a)  All of the Assumed Contracts;

          (b)  All of Seller's right, title and interest in and to all Licenses;

          (c)  The Advertising Displays;

          (d)  The Personal Property;

          (e) All files, books and other records relating to the operation of the Business, including, without limitation, executed copies of the Assumed Contracts or, if no executed agreement exists, summaries of the Assumed Contracts, price lists, marketing information, sales records, customer lists and files;

          (f) All rights under, or pursuant to, all warranties, representations and guarantees made by suppliers or servicers in connection with the Advertising Displays to the extent that such warranties, representations and guarantees are assignable; and

          (g) Except as provided in Section 2.2 below, all such other assets,
                                    -----------
properties, interests and rights owned, leased, licensed or used by Seller in connection with the operation of the Business including the goodwill associated therewith.

     2.2 Excluded Assets. The following assets of Seller shall not be acquired
         ----------------
by Buyer and shall be deemed excluded assets (collectively, the "Excluded
                                                                 --------
Assets"):
------

          (a) Accounts, contracts, goodwill and other intangibles relating solely to Seller's operation of its watercraft business, as described in Section
                                                                         -------
5.11;
----

          (b) Seller's Accounts Receivable;

          (c) All cash on hand and in bank accounts, and other cash items and equivalents of Seller as of the Closing Date;

          (d) Seller's minute books and other books and records relating to its internal governance matters, and any books and records not related to the Business and the operations thereof;

          (e) Seller's right, title and interest in and to the name "Sailing Billboards" or any derivations thereof; provided, however, that the Seller hereby grants Buyer a non-exclusive right to use said name (without logo) in the operation of the Buyer's outdoor advertising business for a period of three (3) years after the Closing Date;

          (f) Any claims, rights or interest of Seller in or to any refunds of federal, state or local franchise, income or other Taxes or fees of any nature whatsoever which either: (i) relate solely to the period prior to the Closing Date or, with respect to any such claims, rights or interests relating to the Additional Assets being transferred at a Subsequent Closing Date, the period prior to such Subsequent Closing Date; or (ii) do not relate to the Assets;

          (g) All contracts other than Assumed Contracts and all assets or funds held in trust, or otherwise, associated with or used in connection with Seller's employee benefit plans, programs or arrangements;

          (h) All of Seller's rights in and to all Causes of Action relating to the Assets which existed on or prior to the Closing Date or, with respect to Causes of Action relating to Additional Assets being transferred at a Subsequent Closing Date, such Subsequent Closing Date, and which relate entirely to the period prior to the Closing Date or, with respect to Additional Assets, the Subsequent Closing Date;

          (i) Seller's owned real property;

          (j) Seller's title to any watercraft;

          (k) Seller's office lease for the space located at 69A Liberty Ship Way; and

          (l) Any other right, property or asset which is described on Schedule
                                                                       --------
2.2 hereto.
---

     2.3 Nonassignable Assumed Contracts.
         -------------------------------

          (a) Nonassignability. Without limiting or otherwise affecting the
              ----------------
rights of Buyer pursuant to Article X of this Agreement, to the extent that any
                            ---------
Assumed Contract or License is not capable of being assigned without the consent, approval or waiver of a third Person, or if such assignment or attempted assignment would constitute a breach thereof or a violation of any law or regulation (each, a "Nonassignable Right"), nothing in this Agreement will
                        -------------------
constitute an assignment or require the assignment thereof, except to the extent provided in this Section 2.3 or Section 5.15.
                 -----------    ------------

          (b) Seller to Use Commercially Reasonable Efforts. Notwithstanding
              ---------------------------------------------
anything to the contrary contained herein, Seller shall not be obligated to assign to Buyer any rights or obligations in, to or under any of the Nonassignable Rights without first having obtained all consents, approvals or waivers necessary for such assignment; provided, however, that Seller shall use
                                       --------  -------
its commercially reasonable efforts to obtain all such consents, approvals and waivers prior to the Closing and, if the Closing occurs without certain consents being obtained, Seller shall use its commercially reasonable efforts after the Closing Date to obtain all such consents, approvals and waivers; provided, further, that Section 5.15
                                          --------  -------       ------------
shall govern Seller's obligations with respect to Additional Assets. Buyer acknowledges and agrees that it shall cooperate with Seller in Seller's efforts to obtain all required consents, approvals and waivers.

          (c) If Waivers or Consents Cannot Be Obtained. To the extent that any
              -----------------------------------------
consent, approval or waiver required for the assignment of any Nonassignable Right cannot be obtained by Seller either prior to or after the Closing, then Seller shall use its commercially reasonable efforts to: (i) provide to Buyer the financial and business benefits of such Nonassignable Right, (ii) enforce, at the request of Buyer and for the account of Buyer, any rights of Seller arising from any such Nonassignable Right (including, without limitation, the right to elect to terminate in accordance with the terms thereof upon the advice of Buyer) and (iii) comply with Section 5.15 relating to the transfer of
                                ------------
Additional Assets at one or more Subsequent Closings. The parties hereto acknowledge and agree that other than the financial rights granted to Buyer under the Management Agreement referenced in Sections 9.1(d) and 9.2(d), Buyer
                                             ---------------     ------
shall have no financial interest in the Additional Assets prior to the time that such Additional Assets have been conveyed to, and acquired by, Buyer.

     2.4 Liabilities.
         -----------

          (a) Assumed Liabilities. Subject to the provisions of Section 2.4(b)
              -------------------                               --------------
herein, at Closing or, with respect to Additional Assets being transferred at a Subsequent Closing, at such Subsequent Closing, Buyer shall assume, discharge and perform the liabilities and obligations of Seller arising or to be performed after the Closing Date or applicable Subsequent Closing Date under the Assumed Contracts and Licenses in effect on the Closing Date or, with respect to Additional Assets being transferred at a Subsequent Closing, at such Subsequent Closing, and all other liabilities and obligations that arise from the ownership or operation of the Assets after the Closing Date or applicable Subsequent Closing Date. All of the foregoing liabilities and obligations shall be referred to herein collectively as the "Assumed Liabilities."
                               --------------------

          (b) Excluded Liabilities. Notwithstanding anything contained in this
              --------------------
Agreement to the contrary, Buyer shall not assume or otherwise be liable in respect of, or be deemed by virtue of the execution and delivery of this Agreement, or as a result of the consummation of the transactions contemplated by this Agreement, to have assumed or otherwise be liable in respect of, any debt, claim, obligation, or other liability of Seller, or any of Seller's Affiliates, other than the Assumed Liabilities, including, without limitation, any of the following liabilities or obligations of Seller (collectively, the "Excluded Liabilities"):
 --------------------

               (i) any obligations or liabilities of Seller or any predecessor or Affiliate of Seller which in any way relate to, or arise out of, any of the Excluded Assets;

               (ii) any and all Tax liabilities of Seller;

               (iii) any liabilities or obligations of Seller owed to any of its Affiliates;

               (iv) any liabilities or obligations of Seller for borrowed money or for interest on such borrowed money;

               (v) any liabilities or obligations arising out of any breach by Seller or any predecessor or Affiliate of Seller up to the Closing Date, or any applicable Subsequent Closing Date, of any of the terms or conditions of any provision of any contract;

               (vi) any liabilities or obligations of Seller or any predecessor or Affiliate of Seller resulting from, caused by or arising out of, any violation of law by Seller up to the Closing Date or any applicable Subsequent Closing Date;

               (vii) any claims, liabilities, or obligations of Seller as an employer, including, without limitation, liabilities for wages, supplemental unemployment benefits, vacation benefits, severance benefits, retirement benefits, Federal Consolidated Omnibus Budget Reconciliation Act of 1985 benefits, Federal Family and Medical Leave Act of 1993 benefits, Federal Workers Adjustment and Retraining Notification Act obligations and liabilities, or any other employee benefits, withholding Tax liabilities, workers' compensation, or unemployment compensation benefits or premiums, hospitalization or medical claims, occupational disease or disability claims, or other claims attributable in whole or in part to employment or termination by Seller or arising out of any labor matter involving Seller as an employer, and any claims, liabilities and obligations arising from or relating to any employee benefit plans;

               (viii) any claims, liabilities, losses, damages, or expenses relating to any litigation, proceeding, or investigation of any nature arising out of ownership of the Assets or Seller's operation of its Business on or prior to the Closing Date including, without limitation, any claims against or any liabilities for injury to, or death of, Persons or damage to or destruction of property, any workers' compensation claims, and any warranty claims;

               (ix) except as may otherwise be provided herein, any accounts payable, other indebtedness, obligations or accrued liabilities of Seller incurred with respect to the Assets prior to the Closing Date or, with respect to Additional Assets being transferred at a Subsequent Closing Date, such Subsequent Closing Date;

               (x) any claims, liabilities, losses, damages, expenses or obligations resulting from the failure to comply with, or imposed pursuant to, any Environmental Law or resulting from the use, presence, generation, storage, treatment, transportation, handling, disposal, emission or release of Hazardous Substances, solid wastes, or gaseous matters by Seller or by any other Person related to, or affiliated with, Seller, the Assets or Seller's operation of the Business to the extent related to, arising from or otherwise attributable to acts or omissions prior to, or conditions existing as of, the Closing Date or, with respect to claims relating to, arising from or otherwise attributable to Additional Assets being transferred at a Subsequent Closing, such Subsequent Closing Date, including, without limitation, any liability or obligation for cleaning up waste disposal sites from or related to acts or omissions occurring on or prior to the Closing Date or, with respect to liabilities or obligations related to Additional Assets being transferred at a Subsequent Closing, such Subsequent Closing Date;

               (xi) any fees and expenses incurred by Seller in connection with negotiating, preparing, closing, and carrying out this Agreement and the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of Seller's attorneys, accountants, consultants and brokers; and

               (xii) any liabilities or obligations with respect to any contracts that Buyer is not specifically assuming.

Seller acknowledges and agrees that Seller shall pay promptly when due any and all Excluded Liabilities not discharged by it at or prior to Closing or, with respect to Additional Assets being transferred at a Subsequent Closing, such Subsequent Closing Date. Buyer is not the successor employer of Seller's employees for any purpose, is not required to employ any of such employees and has no liability whatsoever with respect to any employee of Seller.

     2.5 Purchase Price.
         --------------

          (a) The Purchase Price for the Assets is Eleven Million Five Hundred Thirty Thousand Dollars ($11,530,000) and shall be paid (less the Additional Purchase Prices relating to Additional Sites, which Additional Purchase Prices shall be paid pursuant to subsection (b) below) to Seller or its designee at Closing by wire transfer to an account or accounts designated by Seller (the "Closing Payment"), provided, however, that notwithstanding anything to the
 ---------------    --------  -------
contrary contained in this Agreement, a portion of the Purchase Price equal to 5% thereof, or Five Hundred Seventy Six Thousand Five Hundred Dollars ($576,500), will be paid into escrow and retained therein pursuant to an Indemnification Escrow Agreement, substantially in the form of Exhibit A hereto,
                                                               ---------
by and among Buyer, Seller and the escrow agent named therein.

          (b) The Additional Purchase Price for each of the Additional Sites (as defined herein) is listed on Schedule 5.15. The Additional Purchase Price for
                             -------------
each Additional Site shall be paid to Seller or its designee at the relevant Subsequent Closing (as defined herein) by wire transfer to an account designated by Seller (each an "Additional Closing Payment"), pursuant to the terms and
                    --------------------------
conditions of an Additional Site Escrow Agreement, substantially in the form of Exhibit B hereto, by and among Buyer, Seller and the escrow agent named therein.
---------

     2.6 Adjustments and Prorations.
         --------------------------

          (a) All revenues arising from the operation of the Business and the ownership of the Assets, earned or accrued until midnight on the day prior to the Closing Date or any Subsequent Closing Date, in the case of Additional Assets being transferred at such Subsequent Closing Date, and all expenses, costs or liabilities, arising therefrom incurred, accrued or payable up until such time including, without limitation, business, license, utility charges, real and personal property Taxes and assessments levied against the Assets, property and equipment rentals, applicable copyright or other fees, sales and service charges and Taxes (other than income Taxes, which shall be Seller's sole responsibility for all Taxable periods ending prior to the Closing Date or any Subsequent Closing Date, in the case of Additional Assets being transferred at such Subsequent Closing Date, and those Taxes arising from the sale and transfer of the Assets, which, in the case of transfer and other similar Taxes shall be paid as set forth in Section 5.8)
                                                                  -----------
shall be prorated between Buyer and Seller in accordance with the principle that: (i) Seller shall receive all revenues, refunds and deposits (to the extent such refunds or deposits can be released or refunded) of Seller held by third parties, and shall be responsible for all expenses, costs and liabilities incurred, payable or allocable to the operation of the Business for the period prior to the Closing Date or any Subsequent Closing Date, in the case of Additional Assets being transferred at such Subsequent Closing Date and (ii) Buyer shall receive all revenues earned or accrued, and shall be responsible for all expenses, costs and liabilities incurred, payable or allocable to the operation of the Business for the period commencing on and continuing after the Closing Date or any Subsequent Closing Date, in the case of Additional Assets being transferred at such Subsequent Closing Date (provided, however, that Buyer
                                                   --------  -------
shall have no responsibility for any wages, salaries, vacation, sick pay or other similar expenses of any employee of Seller, it being understood that Buyer is not the successor employer of any of Seller's employees). Notwithstanding the foregoing, Seller hereby acknowledges and agrees that Buyer shall have all rights to receive each of the deposits listed on Schedule 2.6(a) hereto.
                                                 ---------------

          (b) Adjustments or prorations pursuant to this Section 2.6 will,
                                                         -----------
insofar as feasible, be determined and paid on the Closing Date or any Subsequent Closing Date, in the case of Additional Assets being transferred at such Subsequent Closing Date based upon Seller's calculation thereof delivered to Buyer prior to the Closing Date or applicable Subsequent Closing Date and approved by Buyer, with final settlement and payment by the appropriate party occurring as described below. In the event any adjustment must be made post-Closing or post-Subsequent Closing as applicable, the determination of the amount of adjustment under this Section 2.6 shall be made by Buyer in accordance
                                -----------
with GAAP. Upon such determination, within ninety (90) days following the Closing Date or applicable Subsequent Closing Date, Buyer shall submit such determination to Seller for approval. If Seller disagrees with the determination made by Buyer of the adjustment, Seller shall give prompt written notice thereof, but in no event later than ten (10) days after receipt of such determination, specifying in reasonable detail the nature and extent of such disagreement and stating the amount of Seller's proposed final allocation and proration, and Buyer and Seller shall have a period of ten (10) days in which to resolve such disagreement in good faith. If the parties are unable to resolve such disagreement within such 10-day period, the matter shall be submitted to Arthur Andersen, LLP, an independent certified public accounting firm ("Accountant"), which accounting firm shall be directed to submit a final
  ----------
resolution to Buyer and Seller within thirty (30) days. Accountant's determination shall be binding on both Buyer and Seller. Each party shall bear the fees and expenses of its own representatives, including its independent accountants, if any, and shall share equally the fees and expenses of Accountant, if any. Within ten (10) Business Days following a final determination hereunder of the adjustments or prorations (either by agreement of the parties or pursuant to the dispute mechanism described above), the party obligated to make payment will pay the amounts determined to be due and owing in accordance with this Section 2.6.
                     -----------

     2.7 Allocation. Buyer and Seller shall attempt in good faith to negotiate
         ----------
an allocation of the Closing Payment, with respect to the Assets, and each Additional Closing Payment, with respect to the transfer and delivery of the Additional Sites and the Additional Assets related to the ownership and operation thereof, in a manner which complies with Section 1060 of the Code prior to Closing. The parties acknowledge and agree that if Buyer and Seller are unable to reach such agreement prior to Closing or any applicable Subsequent Closing, then, within sixty (60) days after Closing or after each Subsequent Closing, as applicable, Buyer and Seller shall negotiate in good faith such allocation. In the event that Buyer and Seller cannot agree on such allocation within such sixty (60) day period, the matter shall be submitted to Accountant which shall be directed to submit a final allocation within thirty (30) days. Accountant's determination shall be binding on both Buyer and Seller. Each party shall bear the fees and expenses of its own representatives, including its independent accountants, if any, and shall share equally the fees and expenses of Accountant, if any. The allocation, whether agreed upon by both Buyer and Seller or submitted by Accountant, shall be consistently reported by Buyer and Seller on Form 8594 in compliance with Section 1060 of the Code.

                                  ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF SELLER
                   ----------------------------------------

         Seller hereby represents and warrants to Buyer as follows:

     3.1 Organization, Standing and Authority. Seller is a limited liability
         ------------------------------------
company validly existing and in good standing under the laws of the jurisdiction of its organization. Seller has all necessary power and authority to own, lease and operate its Assets and is duly qualified to do business in each jurisdiction in which its operation of the Assets or its ownership or leasing of property makes such qualification necessary. Each of the foregoing states are listed on
Schedule 3.1 hereto.
------------

     3.2 Authorization and Binding Obligation. Seller has the requisite power
         ------------------------------------
and authority to execute, deliver, and perform this Agreement and all other agreements to be executed and delivered by it hereunder or in connection herewith (the "Ancillary Agreements"), and all necessary actions on the part of
               --------------------
Seller have been duly and validly taken to authorize the execution, delivery and performance of this Agreement and the Ancillary Agreements. This Agreement has been duly executed and delivered by Seller and constitutes the legal, valid and binding obligation of Seller enforceable against Seller, and each of the Ancillary Agreements to be delivered by Seller, when executed and delivered at Closing, will constitute a valid and binding obligation of Seller, enforceable in accordance with its terms, except as provided by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and general equitable principles.

     3.3 Absence of Conflicting Agreements. Neither the execution, delivery or
         ---------------------------------
performance of this Agreement or the Ancillary Agreements when so executed (with or without the giving of notice, the lapse of time, or both) nor the consummation of the transactions contemplated hereby: (i) will conflict with any provision of the organizational charter or bylaws of Seller; (ii) will conflict with, will result in a breach of, or will constitute a default under any applicable law, judgment, order, ordinance, decree, rule, regulation or ruling of any court or governmental instrumentality; (iii) will result in a breach of, will conflict with, will constitute a default under or will permit any party to terminate, modify, accelerate the performance of or cancel the terms of, any Assumed Contract or License to which Seller is a party or by which Seller may be bound; or (iv) will create any Lien upon any of the Assets.

     3.4 Licenses. Schedule 3.4 hereto contains a true, correct and complete
         --------  ------------
list of all of the Licenses. The Licenses comprise all of the permits and other authorizations used or useful in connection with the operation of the Advertising Displays or the other Assets in the manner and to the full extent now being conducted by Seller, and, except as disclosed on Schedule 3.4, none of
                                                           ------------
the Licenses is subject to any restriction or condition which would limit the full operation of the Assets as presently operated. Except as otherwise set forth on Schedule 3.4, the Licenses are now in full force and effect, and the
         ------------
operation of the Business is in accordance therewith. Upon consummation of the transactions contemplated hereby, Seller's interest in the Licenses will be transferred to Buyer such that Buyer may continue to operate the Assets as presently operated.

     3.5 Site Leases. Schedule 3.5 hereto contains a true, correct and complete
         -----------  ------------
list of the Site Leases used in connection with, or necessary to operate, the Assets as now operated or as proposed to be operated. Seller has good and marketable title to all of the Site Leases relating to the operation of the Assets and none of such Site Leases is subject to any Lien, except for: (a) Liens which shall be discharged or removed by Seller prior to or at Closing, (b) Liens for Taxes not yet due and payable and (c) such imperfections of title and encumbrances, if any, which are not, individually or in the aggregate, material in character, amount or extent, and which do not materially detract from the value, or materially interfere with the present use or anticipated use of the property subject thereto or affected thereby. Except as disclosed on Schedule
                                                                     --------
3.5, each of the Site Leases is in full force and effect. Except as disclosed on
---
Schedule 3.5, all necessary Licenses with respect to the Site Leases have been
------------
obtained, have been validly issued, are in full force and effect and upon consummation of the transactions contemplated hereby, the Site Leases will be transferred to Buyer such that Buyer may continue to operate the Assets as presently operated. Except as otherwise disclosed on Schedule 3.5, Seller is
                                                     ------------
not, and to Seller's knowledge, no other party is, in material default under any Site Lease and there is no provision, to Seller's knowledge, in any Site Lease which any party to such Site Lease is unable to perform. Except for the consents required under Section 3.8, Seller has the full legal power and authority to
               -----------
assign its rights under each Site Lease listed on Schedule 3.5 hereto to Buyer.
                                                  ------------

     3.6 Title to and Condition of Personal Property. Schedule 3.6 hereto
         -------------------------------------------  ------------
contains a true, correct and complete list of the items of Personal Property owned, leased or licensed by Seller which permit the operation of the Assets as now being operated. Seller has good and marketable title to all Personal Property and none of the Personal Property is subject to any Lien, except for:
(a) Liens which shall be discharged or removed by Seller prior to or at Closing,
(b) Liens for Taxes not yet due and payable and (c) such imperfections of title and encumbrances, if any, which are not, individually or in the aggregate, material in character, in amount or extent, and which do not detract from the value, or interfere with the present use, of the Personal Property subject thereto or affected thereby. Seller is not, and to Seller's knowledge no other party is, in material default under any of the leases, licenses or other agreements relating to the Personal Property. Except as otherwise disclosed in Schedule 3.6 hereto, the Personal Property listed therein is in good operating condition and repair (ordinary wear and tear excepted), permits the operation of the Assets as currently operated without any immediate need for replacement and is available for immediate use.

     3.7 Assumed Contracts. Schedule 3.7 hereto contains a true, correct and
         -----------------  ------------
complete list of all of the Assumed Contracts in effect on the date hereof (other than the Site Leases, which are listed on Schedule 3.5). On or prior to
                                                 ------------
the date hereof, Seller has provided Buyer with true, correct and complete copies of the Assumed Contracts set forth on Schedule 3.7 and Schedule 3.5. All
                                             ------------     ------------
of the Assumed Contracts listed on Schedule 3.7 are in full force and effect and
                                   ------------
are valid, binding and enforceable against Seller in accordance with their terms. Except as otherwise disclosed on Schedule 3.7, there is no default or
                                        ------------
breach by Seller, or to Seller's knowledge, any other party to any Assumed Contract listed on Schedule 3.7 and there are no negotiations pending or in
                   ------------
progress to revise, modify, terminate or extend any such Assumed Contracts. To Seller's knowledge, there is no provision in any Assumed Contract listed on
Schedule 3.7 which any party to such Assumed Contract is unable to perform. The
------------
Assumed Contracts are the only contractual agreements necessary to operate the Assets as currently operated and as presently proposed to be operated.

     3.8 Consents. Schedule 3.8 sets forth: (a) those Assumed Contracts which
         --------  ------------
require consent or notice for assignment to Buyer and (b) all of the other consents, governmental or otherwise, required to consummate the transactions contemplated hereby. Except for the Consents described on Schedule 3.8 hereto,
                                                          ------------
no consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or other tribunal, and no consent or waiver of any party to any contract to which Seller is a party is required or declaration to or filing with any governmental or regulatory authority, or any other third party is required to: (i) execute this Agreement or any Ancillary Agreement, (ii) consummate this Agreement or any Ancillary Agreement and the transactions contemplated hereby or thereby, or (iii) permit Seller to assign or transfer the Assets to Buyer.

     3.9 Advertising Displays. Seller owns the Advertising Displays and, at
         --------------------
Closing, will deliver the Advertising Displays to Buyer, free and clear of all Liens. Seller does not own and cannot convey any copyright or other interest with respect to the creative content on any Advertising Display. Each of the Advertising Displays is in material compliance with all applicable federal, state and local laws, rules, regulations, ordinances, codes and statutes.

     3.10 Financial Statements. Schedule 3.10 hereto contains true, correct and
          --------------------  -------------
complete copies of: (a) the unaudited financial statements of Seller pertaining to the operation of its Business, which financial statements contain a balance sheet and a profit and loss statement for fiscal year ended December 31, 2000 (the "2000 Financials") and (b) the unaudited financial statements of Seller
      ---------------
pertaining to the operation of its Business, which financial statements contain a balance sheet, statement of operations, statement of changes in stockholders' equity and statement of cash flows for the six months ended August 31, 2001 (such unaudited financial statements and the 2000 Financials are collectively referred to herein as the "Financial Statements"). The Financial Statements are true and correct in all
 --------------------
material respects and present fairly the operating income and financial condition of Seller and its Business as of their respective dates. Except as otherwise indicated in the Financial Statements, the accounting practices used by Seller in preparing Seller's internal financial statements for the Financial Statements were the same in each of such Financial Statements and were consistently followed throughout the periods reflected in each of such Financial Statements.

     3.11 Reports. All returns, reports and statements relating to the Assets or
          -------
to the operation of the Assets which Seller is required to file with any governmental agency have been filed, and all reporting requirements of governmental authorities having jurisdiction over the ownership or the operation of the Assets have been complied with.

     3.12 Taxes. Except to the extent set forth in Schedule 3.12, Seller has
          -----                                    -------------
filed or has caused to be filed all federal, state, county, local or city Tax Returns affecting the Assets or which could affect, interfere or impede with Buyer's ownership or the operation of the Assets from and after the Closing Date which are required to be filed by Seller, and all Tax assessments and other governmental charges which are due and payable have been timely paid. To Seller's knowledge, there are no Tax Liens upon the Assets. With respect to the Assets or the operation of the Business, all Tax reports filed by Seller fairly reflect the Taxes of Seller for the periods covered thereby, and the Seller has received no notice of any Tax deficiency or delinquency. With respect to the Assets or the operation of the Business, no Internal Revenue Service audit of Seller is pending or, to the knowledge of Seller, threatened and the results of any completed audits are set forth in Schedule 3.12 hereto. All monies required
                                      -------------
to be withheld by Seller from employees or collected from customers for income taxes, social security and unemployment insurance Taxes and sales, excise and use Taxes, and the portion of any such Taxes to be paid by Seller to governmental agencies or set aside in accounts for such purposes have been so paid or set aside, or such monies have been approved, reserved against and entered upon the books of Seller and the Financial Statements.

     3.13 Claims; Legal Actions. Except as set forth on Schedule 3.13, there are
          ---------------------                         -------------
no actions, suits, proceedings, orders or claims asserted or threatened against Seller, or asserted or threatened by Seller against any third party, at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality which relate to, or in any way affect, the Assets (including, without limitation, any actions, suits, proceedings or investigations with respect to the transactions contemplated by this Agreement or any Ancillary Agreement). Seller is not subject to any judgment, order or decree of any court or other governmental agency, and Seller has received no written opinion or memorandum from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability which relates to, or in any way affects, the Assets or the operation of the Business.

     3.14 Compliance with Laws. Except as disclosed on Schedule 3.4, Seller has
          --------------------                         ------------
complied in all material respects with: (i) the Licenses and (ii) all applicable federal, state and local laws, rules, regulations, ordinances, codes, statutes, judgments, orders and decrees in connection with the ownership and the operation of the Assets. To Seller's knowledge, neither the ownership nor the use of the Assets conflicts with the rights of any other Person.

     3.15 Undisclosed Liabilities. With respect to the Business or the ownership
          -----------------------
of the Assets, except as set forth in Schedule 3.15 hereto or as otherwise
                                      -------------
disclosed in this Agreement or any schedule or exhibit hereto: (a) Seller has no liability, secured or unsecured (whether absolute, accrued, contingent or otherwise and whether due or to become due) of a nature required by GAAP to be reflected in a balance sheet or disclosed in the notes thereto except (i) as such liabilities and obligations are reflected in the Financial Statements, or
(ii) for liabilities and obligations incurred after the balance sheet date of the Financial Statements, in the ordinary course of business consistent with past practices (none of which is a liability resulting from breach of contract, breach of warranty, tort, infringement, claim or lawsuit), none of which individually or in the aggregate are materially adverse to the Assets or operations of the Assets and (b) Seller has no contingent liabilities or other liabilities outside the ordinary course of business not otherwise disclosed in this Agreement or any schedule or exhibit hereto.

     3.16 Books and Records. The books and other records of the Seller relating
          -----------------
to the Business are true, correct and complete in all material respects.

     3.17 Assets. The Assets include all assets used or useful in connection
          ------
with the operation of the Advertising Displays as currently operated. Upon the consummation of the transactions contemplated hereby, Seller will transfer good and valid title to the Assets free and clear of any Liens.

     3.18 Environment, Health and Safety. To Seller's knowledge, except as set
          ------------------------------
forth on Schedule 3.18:
         -------------

          (a) Seller's operation of the Assets is in compliance in all material respects with Environmental Laws;

          (b) Seller has obtained, and is in material compliance with, all necessary permits or authorizations that are required under Environmental Laws to operate the Assets;

          (c) No Environmental Claims have been asserted against Seller or, to the knowledge of Seller, any predecessor in interest, nor does Seller have knowledge or notice of any threatened or pending Environmental Claim against Seller; and

          (d) Seller further represents that it has delivered to Buyer true, correct and complete copies of all environmental reports, studies, investigations or correspondence in Seller's possession, if any, regarding any environmental conditions at any of the Site Lease locations.

     3.19 Brokerage. Except for Interquest Incorporated, there are no claims for
          ---------
brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon Seller. Seller shall pay, and shall hold Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys' fees and out-of-pocket expenses) arising in connection with any such claim.

     3.20 Affiliated Transactions. Except as set forth on Schedule 3.20 hereto,
          -----------------------                         -------------
no officer, director, employee, shareholder, member or Affiliate of Seller or any individual related by blood, marriage, or adoption to any such individual or any entity in which such Person owns any beneficial interest, is a party to any agreement, contract, commitment, or transaction with Seller with respect to the Assets.

     3.21 Real Property. Seller does not own any real property.
          -------------

     3.22 No Interest in Other Entities. No shares of any corporation or any
          -----------------------------
ownership or other investment interest, either of record, beneficially or equitably, in any association, partnership, joint venture or other legal entity are included in the Assets.

     3.23 Absence of Certain Changes. Since August 31, 2001, there has not been:
          --------------------------
(a) any material damage, destruction or loss of any kind with respect to the Assets not covered by valid and collectible insurance, nor, to Seller's knowledge, has there been any event or circumstance which has had, or reasonably could be expected to have, a material adverse effect on the ownership or the operation of the Assets; or (b) any change by Seller in its financial or Tax accounting principles or methods, except insofar as required by applicable law;
(c) any sale or encumbrance of any Assets of the Business except in the ordinary course of business; or (d) any adverse change in Seller's relationship with its material lenders, suppliers, customers which has had, or reasonably could be expected to have, a material adverse effect on the operation of the Business. Seller has no reason to believe that any such adverse change may be reasonably likely to occur.

     3.24 Seller's Financial Condition. No insolvency proceedings of any
          ----------------------------
character, including, without limitation, bankruptcy, receivership, reorganization, composition or arrangement with creditors, voluntary or involuntary, affecting the Assets are pending, or to Seller's knowledge, threatened, and Seller has made no assignment for the benefit of creditors, nor taken any action with a view to, or which would constitute a basis for, the institution of any such insolvency proceedings.

     3.25 No Third Party Options. There are no existing agreements with, options
          ----------------------
or rights of, or commitments to any Person, other than to Buyer, to acquire any of the Assets or any interest therein.

     3.26 Full Disclosure. No representation or warranty by Seller contained in
          ---------------
this Agreement (including the schedules hereto), or in any certificate furnished pursuant to this Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein made not misleading.

                                  ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF BUYER
                    ---------------------------------------

     Buyer hereby represents and warrants to Seller as follows:

     4.1 Organization, Standing and Authority. Buyer is a corporation validly
         ------------------------------------
existing and in good standing under the laws of the State of Delaware.

     4.2 Authorization and Binding Obligation. Buyer has the requisite power and
         ------------------------------------
authority to execute, deliver, and perform this Agreement and any Ancillary Agreements and all necessary action on the part of Buyer has been duly and validly taken to authorize the execution, delivery and performance of this Agreement and the Ancillary Agreements. This Agreement has been duly executed and delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer enforceable against Buyer, and each of the Ancillary Agreements to be delivered by Buyer, when executed and delivered at Closing, will constitute a valid and binding obligation of Buyer, enforceable in accordance with its terms, except as provided by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and general equitable principles.

     4.3 Absence of Conflicting Agreements or Consents. No consent,
         ---------------------------------------------
authorization, approval, order, license, certificate or permit of or from, or declaration or filing with any federal, state, local or other governmental authority or any court or other tribunal, and no consent or waiver of any party to any contract to which Buyer is a party is required for the execution, delivery or performance of this Agreement or any Ancillary Agreement. Neither the execution, delivery or performance of this Agreement or any Ancillary Agreement (with or without the giving of notice, the lapse of time, or both) nor the consummation of the transactions contemplated hereby or thereby: (i) will conflict with the certificate of incorporation of Buyer; (ii) will conflict with, result in a breach of, or constitute a default under any applicable law, judgment, order, injunction, decree, rule, regulation or ruling of any court or governmental instrumentality or (iii) will conflict with, result in a breach of, constitute a default under, permit any party to terminate, modify, accelerate the performance of or cancel the terms of, any agreement, lease, instrument of indebtedness, license or other obligations to which Buyer is a party, or by which Buyer may be bound, such that Buyer could not acquire the Assets or operate the Business.

     4.4 Brokerage. Buyer shall pay, and hold Seller harmless against, any
         ---------
liability, loss or expense (including, without limitation, reasonable attorneys fees and out-of-pocket expenses) arising in connection with any claim for any brokerage commission, finders' fee or similar compensation in connection with the transactions contemplated by this Agreement.

                                   ARTICLE V

                                   COVENANTS
                                   ---------

     5.1 Conduct prior to the Closing Date. Seller, from and after the date
         ---------------------------------
hereof through the Closing Date and, to the extent possible taking into account Buyer's ownership of certain of the Assets following the Closing Date, through each Subsequent Closing Date, shall:

          (a) use its commercially reasonable efforts to maintain its present business organization, preserve its relationships with its customers and others having business relationships with Seller and shall refrain from materially and adversely changing any of its business policies;

          (b) maintain its books of account and records in the usual and ordinary manner in accordance with past practice, with accounting principles consistently applied, except as otherwise provided herein;

          (c) operate in the usual and ordinary course of business, and conduct the Business in compliance with the terms of the Licenses and in accordance with all applicable laws, rules, and regulations;

          (d) maintain the Assets in substantially their current condition, ordinary wear and tear excepted;

          (e) maintain insurance on the Assets in such amounts and of such kinds comparable to that in effect on the date of this Agreement;

          (f) not knowingly incur any debts, obligations or liabilities (absolute, accrued, contingent, or otherwise) that include obligations (monetary or otherwise) to be performed by Buyer after the Closing or, with respect to Additional Assets being transferred at a Subsequent Closing, such Subsequent Closing Date, that exceeds $50,000 individually or $100,000 in the aggregate;

          (g) not lease, mortgage, pledge, or subject to a Lien any of the Assets or sell or transfer any of the Assets without replacing such assets with an asset of substantially the same value and utility;

          (h) not: (i) modify or extend any Assumed Contracts (other than automatic renewals that are effective without providing any notice) or (ii) enter into any new contract that would constitute an Assumed Contract, which requires payments after the Closing or, with respect to any Assumed Contract relating to Additional Assets being transferred at a Subsequent Closing, such Subsequent Closing Date, in excess of $50,000 individually or $100,000 in the aggregate, without the prior written consent of Buyer, which consent shall not be unreasonably withheld or delayed;

          (i) not make (i) any change in the accounting principles, methods, or practices followed by Seller or depreciation or amortization policies or rates, or (ii) change any Tax election or settle any Tax audit or controversy relating to the Assets;

          (j) not make any loans or make any dividends or distributions other than with any Excluded Assets;

          (k) other than in the ordinary course of business, not cancel or compromise any debt or claim, or waive or release any right, of material value that will be assumed by or assigned to Buyer at the Closing or any Subsequent Closing;

          (l) not disclose to any person (other than Buyer and its representatives) any confidential or proprietary information, except as may otherwise be required by law; and

          (m) agree to do any of the foregoing.

     5.2 Access. From and after the date hereof through the Closing Date, and
         ------
through each Subsequent Closing date if Buyer is acquiring any Additional Sites, Seller shall (a) give Buyer and Buyer's counsel, accountants, engineers and other representatives, reasonable access during normal business hours to all of Seller's operations, properties, books, contracts, agreements, leases, commitments, records and employees of the Business, in order that Buyer may have full opportunity to make, at Buyer's expense, such review, examination and investigation as Buyer desires of the affairs of Seller and (b) furnish Buyer with information and copies of all documents and agreements including, but not limited to, financial and operating data and other information concerning the financial condition, results of operations and business of Seller that Buyer may reasonably request. The rights of Buyer under this Section 5.2 shall not be
                                                   -----------
exercised in such a manner as to interfere unreasonably with the Business or operations of Seller.

     5.3 Satisfaction of Conditions; Closing. From and after the date hereof
         -----------------------------------
through the Closing Date and, with respect to any Additional Assets, through each Subsequent Closing Date, each of Buyer and Seller shall use its commercially reasonable efforts to conduct its business in such a manner that on the Closing Date and, with respect to any Additional Assets, through each Subsequent Closing Date, the representations and warranties of such party contained in this Agreement shall be true and correct in all material respects as though such representations and warranties were made on and as of such date; provided, however, that on each Subsequent Closing Date, Seller's
--------  -------
representations and warranties shall be made with respect to only those Additional Assets being transferred on such Subsequent Closing Date. Furthermore, Seller and Buyer shall cooperate with each other and shall use their respective commercially reasonable efforts to satisfy promptly all conditions required hereby to be satisfied by Buyer and Seller in order to consummate the transactions contemplated by this Agreement.

     5.4 Sale of Assets; Negotiations. From and after the date hereof through
         ----------------------------
the Closing Date and each Subsequent Closing Date, with respect to Additional Assets being transferred on such Subsequent Closing Date, Seller shall not, and Seller shall cause its respective Affiliates, directors, officers, managers, members, employees, agents, representatives, legal counsel, and financial advisors not to: (a) solicit, initiate, accept, consider, entertain or encourage the submission of proposals or offers from any Person with respect to the acquisition contemplated by this Agreement or any similar transaction wherein such Person would directly or indirectly acquire all or any portion of the Assets or ownership interests in Seller, or any merger, consolidation, or business combination, directly or indirectly, with or for Seller, or (b) participate in any negotiations regarding, or, except as required by legal process (including pursuant to discovery or agreements existing on the date hereof), furnish to any Person (other than Buyer) information to do, any of the foregoing. Seller shall not enter into any agreement or consummate any transactions that would interfere with the consummation of the transactions contemplated by this Agreement. Seller shall promptly notify Buyer in writing if it receives any written inquiry, proposal or offer described in this Section 5.4
                                                                     -----------
or any verbal inquiry, proposal or offer described in this Section 5.4 that is
                                                           -----------
competitive with the terms of the transactions contemplated by this Agreement and Seller shall inform such inquiring Person of the existence of this Agreement and make such inquiring Person or entity aware of Seller's obligations under this Section 5.4. The notification under this Section 5.4 shall include the
     -----------                              -----------
identity of the Person making such inquiry, offer, or other proposal, the terms thereof, and any other information with respect thereto as Buyer may reasonably request. Seller shall not provide any confidential information concerning the Business or the Assets to any third party other than in the ordinary course of the business and consistent with prior practice. Seller has ceased and caused to be terminated any existing activities, discussions or negotiations with any Person conducted heretofore with respect to any of the foregoing.

     5.5 Notification. From and after the date hereof through the Closing Date
         ------------
and each Subsequent Closing Date, with respect to Additional Assets being transferred on such Subsequent Closing Date, each party hereto shall promptly notify the other party hereto in writing of: (a) the failure of such party or, to such party's knowledge, any employee or agent of such party to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with hereunder, or (b) the occurrence of any event that would entitle such party to terminate this Agreement pursuant to Section 6.2.
                                                   -----------

     5.6 Updating Schedules. From and after the date hereof and until the
         ------------------
Closing Date and each Subsequent Closing Date, with respect to Additional Assets being transferred on such Subsequent Closing Date, Seller acknowledges and agrees that Seller shall promptly provide Buyer with any information which would be required to be disclosed on the schedules to this Agreement and, on the Closing Date and each Subsequent Closing Date, with respect to Additional Assets being transferred on such Subsequent Closing Date, the schedules hereto shall have been updated by Seller such that such schedules will be true and correct on the Closing Date and each Subsequent Closing Date, with respect to Additional Assets being transferred on such Subsequent Closing Date. Notwithstanding the foregoing, any update to the schedules from and after the date hereof by Seller shall not relieve Seller of any liability to which Seller might be subject for failure to disclose any information that should have been disclosed prior to the execution of this Agreement.

     5.7 Accounts Receivable.
         -------------------

          (a) On the Closing Date, and with respect to Accounts Receivable relating to Additional Assets being transferred at a Subsequent Closing, the Subsequent Closing Date, Seller shall furnish Buyer with a list (certified a duly authorized financial officer of Seller to be a true and complete list) of Seller's Accounts Receivable. The Accounts Receivable shall remain the property of Seller. Buyer shall collect the Accounts Receivable on behalf of Seller for a period of ninety (90) days from the date of Closing, or with respect to Additional Assets not being transferred at Closing, the date of the applicable Subsequent Closing (the "Collection Period") and, upon the termination of the
                         -----------------
Collection Period, Buyer shall have no further obligation to collect Seller's Accounts Receivable. Buyer agrees that if, during any calendar month within the Collection Period, it shall receive payment in respect of any Accounts Receivable, Buyer shall, within five (5) business days after the end of such calendar month, remit to Seller any such amounts received by Buyer during the calendar month.

          (b) During the Collection Period, Buyer shall use its commercially reasonable efforts, consistent with its billing and collection practices and in the ordinary course of business, to collect any outstanding Accounts Receivable; provided, however, that, notwithstanding the foregoing, Buyer shall be under no
--------  -------
obligation to commence litigation, employ counsel or engage the services of a collection agency to effect such collection. Except to the extent that any receivable amount is deemed to be the property of Buyer in accordance with this
Section 5.7, Buyer shall not make any compromise, adjustment, concession or
-----------
settlement of any Accounts Receivable without Seller's express written consent. Furthermore, Buyer shall be under no obligation to compromise, adjust, concede or settle any accounts receivable generated after the Closing Date, or, with respect to Additional Assets being transferred at a Subsequent Closing, such Subsequent Closing Date, or otherwise grant any credit or allowance, to effect collection of an Account Receivable. Absent written evidence that an account debtor owing an Account Receivable is disputing in good faith any portion of such Account Receivable or that any payment received from such account debtor corresponds to a particular account receivable, any payments received by Buyer during the Collection Period from such account debtor shall be presumed to represent payment on the most-aged account receivable then owing from such account debtor, whether the account receivable is for the account of Seller or Buyer.

     5.8 Taxes, Fees and Expenses. All sales, use, transfer, and purchase Taxes
         ------------------------
and fees, if any, arising out of the transfer of the Assets or the Additional Assets pursuant to this Agreement promptly shall be paid by Seller as and when requested. Buyer and Seller agree to cooperate with each other and to file all necessary documentation (including but not limited to, all Tax Returns) with respect to all such amounts in a timely manner. Except as otherwise provided in this Agreement, each party shall pay its own costs and expenses incurred in connection with the authorization, preparation, execution, and performance of this Agreement, including, without limitation, all fees and expenses of counsel, accountants, agents and other representatives.

     5.9 Bulk Sales Law. Buyer hereby waives compliance by Seller with the
         --------------
provisions of Article 6 of the Uniform Commercial Code - Bulk Transfers and the Bulk Sales Act and any
other applicable United States, state or provincial bulk sales act or statute, if applicable ("Bulk Sales Law"), and Seller warrants and agrees to pay and
                --------------
discharge when due all claims of creditors which could be asserted against Buyer by reason of such noncompliance to the extent that such liabilities arise before the Closing or any Subsequent Closing, with respect to the liabilities relating to Additional Assets transferred at such Subsequent Closing, and agrees to protect, defend, hold harmless and indemnify Buyer from and against any and all such claims and demands pursuant to the procedures set forth in Article X hereof
                                                                ---------
which shall apply thereto in all respects in the event liability for noncompliance with the Bulk Sales Law arises at any time following the Closing or any applicable Subsequent Closing.

     5.10 Confidentiality. Except as necessary for the consummation of the
          ---------------
transactions contemplated hereby, each party hereto shall keep confidential the economic terms of this Agreement and any information which is obtained from the other party in connection with the transactions contemplated hereby, except to the extent that such materials or information are or become readily available to the public, have been obtained from independent sources, were known by either party on a non-confidential basis prior to disclosure to such party or are required to be disclosed in public filings or otherwise by applicable law.

     5.11 Noncompetition and Nonsolicitation.
          ----------------------------------

          (a) As additional consideration for Buyer's agreement to purchase the Assets, and to pay the Purchase Price and the Additional Purchase Price, if any, to Seller, each of Seller, John Sweeney and Tina Kleinjan (collectively, the "Restricted Parties") has agreed to the noncompetition provision set forth in
 ------------------
subparagraphs (b), (c) and (d) below (the "Restrictive Covenant"). Each of the
                                           --------------------
Restricted Parties hereby represents and acknowledges that: (i) the Restrictive Covenant is being entered into in connection with Seller's sale of the Assets to Buyer and (ii) in the absence of the Restricted Parties agreeing to be bound by the terms and conditions of the Restrictive Covenant, the sale would not be consummated by Buyer.

          (b) For a period of twenty-four (24) months following the Closing Date (the "Noncompete Period"), each of the Restricted Parties agrees that such party
      -----------------
will not, within any of the Markets, directly or indirectly, carry on, engage in, assist in or have any financial interest in, or otherwise participate or be involved in any way in, as an owner, partner, member, employee, agent, officer, board member, consultant, independent contractor or shareholder, any outdoor advertising business that is competitive with the Buyer's use and operation of the Assets; provided, however, that the Restricted Parties shall be permitted to operate an outdoor advertising company that exclusively operates outdoor advertising that uses yachts, sailboats or other watercraft as the only advertising medium. Nothing contained herein shall prohibit any of the Restricted Parties from being a passive owner of not more than five percent (5%) of the outstanding stock of any class of securities of a corporation or other entity which is publicly traded and in which such Restricted Party has no active participation. Notwithstanding the foregoing, nothing contained herein shall prohibit any of the Restricted Parties from owning and operating each of the Additional Sites, which will be managed by the Buyer pursuant to that certain Management Agreement, attached hereto as Exhibit D.
                                         ---------

          (c) Each of the Restricted Parties further acknowledges and agrees that for a period of five (5) years from and after the Closing Date that such party shall not knowingly take any action, or cause any other person to take any action, which would impede, prohibit, restrict or interfere in any way with Buyer's ability to own or operate the Assets, or any other assets relating to the operation of Buyer's outdoor advertising business which are acquired by Buyer after the Closing Date. The Restricted Parties affirmatively agree that for a period of five (5) years after the Closing Date, the Restricted Parties will not, nor will they cause a third party to, contact any landlord under any Site Lease transferred to Buyer at Closing or any Subsequent Closing. Notwithstanding the foregoing, after the Noncompete Period, the Restricted Parties may participate in competing activities which are not specifically intended to interfere with Buyer's ownership or operation of the Assets.

          (d) During the Noncompete Period, each of the Restricted Parties will not solicit for employment any employee of Buyer if such Person is known by the Restricted Party, after reasonable inquiry, to then be, or to have been at any time within the preceding twenty-four (24) months, an employee of Buyer, its subsidiaries or its Affiliates.

          (e) If, at the time of enforcement of the Restrictive Covenant, a court shall hold that the duration, scope, area or other restrictions stated herein are unreasonable, each of the Restricted Parties agrees that reasonable maximum duration, scope, area or other restrictions may be substituted by such court for the stated duration, scope, area or other restrictions and upon substitution by such court, this Agreement shall be automatically modified without further action by the parties hereto.

          (f) Each of the Restricted Parties hereby agrees that damages at law, including, but not limited to, monetary damages, would be an insufficient remedy to Buyer in the event that the Restrictive Covenant is violated and that, in addition to any remedies or rights that may be available to Buyer, all of which other remedies or rights shall be deemed to be cumulative, retained by Buyer and not waived by the enforcement of any remedy available hereunder, including, but not limited to, the right to sue for monetary damages, Buyer shall also be entitled, upon application to a court of competent jurisdiction, to obtain injunctive relief, including, but not limited to, a temporary restraining order or temporary, preliminary or permanent injunction, to enforce the Restrictive Covenant, all of which shall constitute rights and remedies to which Buyer may be entitled.

     5.12 Financial Information. Seller hereby covenants and agrees that, unless
          ---------------------
otherwise specifically provided in this Agreement, at all times after the date hereof, Seller shall, and shall cause all of Seller's representatives (including their independent public accountants) to, cooperate in all reasonable respects with the efforts of Buyer and Buyer's independent auditors to prepare such audited and interim unaudited financial statements of the Business as Buyer may reasonably determine are necessary in connection with any filing required to be made by it or any of its Affiliates under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the Securities Act of 1933, as amended (the
                 ------------
"Securities Act"). Seller shall execute and deliver to Buyer's independent
 --------------
accountants such customary management representation letters as they may require as a condition to their ability to sign an unqualified report upon the audited financial statements of the Business for the periods for which such financial statements are required under the Exchange Act or the Securities Act. Seller shall use commercially reasonable efforts to cause its independent public accountants to make available to Buyer and its representatives all of their work papers related to the financial statements or tax returns of Seller (to the extent they relate to the Business) and to provide Buyer's independent public accountants with full access to those personnel who previously have been involved in the audit or review of Seller's financial statements or tax returns, subject to any limitations imposed by Seller's independent accountants. Any reasonable out-of-pocket costs incurred by Seller in connection with Seller's obligations under this Section 5.12 shall be reimbursed by Buyer within a reasonable time
           ------------
after Buyer's receipt of reasonably detailed information regarding such costs.

     5.13 Further Assurances. From and after the Closing, Seller shall from time
          ------------------
to time, at the request of, and without further cost and expense to Buyer, take such actions, and shall execute and deliver to Buyer such further deeds, bills of sale or other transfer documents as may be reasonably requested by Buyer in order to more effectively consummate the transactions contemplated hereby, including any transfer of Additional Assets at a Subsequent Closing.

     5.14 Employee Matters. Simultaneously with the execution of this Agreement,
          ----------------
Seller shall deliver to Buyer a list of all employees of the Business. As soon as is reasonably practicable, but in no event more than ten (10) days after such delivery by Seller, Buyer will provide Seller with a list (the "Employee List")
                                                                -------------
of all employees to whom Buyer intends to make offers of employment. Buyer will offer employment as of the Closing to all employees on such Employee List, on such terms of employment as may be determined by Buyer in its sole and absolute discretion. All employees of Seller who are subsequently hired by Buyer on or after the Closing Date shall be new employees of Buyer and any prior employment by Seller of such employees shall not affect entitlement to, or the amount of, salary or other cash compensation, current or deferred, which Buyer may make available to its employees. Seller shall be responsible for all obligations to those employees not offered employment by Buyer, and Buyer shall have no obligation whatsoever with respect to such employees.

     5.15 Subsequent Transfers. With respect to each of the Site Leases (and the
          --------------------
related Advertising Contracts, Advertising Displays, Assumed Contracts and all other assets, properties, interests and rights owned, leased, licensed or used by Seller in connection with the operation thereof (together with the Site Leases, the "Additional Assets")) listed on Schedule 5.15 hereto, the purchase
             -----------------              -------------
price for which is set forth on Schedule 5.15 opposite the Site Lease and
                                -------------
related Additional Assets for which the purchase price is to be paid, Seller will be unable to obtain the consent from the respective landlords for the assignment of the Site Leases to Buyer prior to Closing (each such location is referred to herein as an "Additional Site"). For a period of 165 days following
                          ---------------
the Closing, Seller shall use its commercially reasonable efforts to obtain the consent of each landlord, in the form attached hereto as Exhibit C, allowing
                                                         ---------
Seller to assign to Buyer each of the Site Leases related to the Additional Sites. As each such consent is obtained, within a reasonable time thereafter, not to exceed fifteen (15) days, the parties hereto acknowledge and agree that they shall execute definitive documentation reasonably necessary to effectuate the transfer to Buyer of the Additional Sites and any assets related to the operation of the Additional Sites in a Subsequent Closing. Seller hereby acknowledges that it shall sell to

Buyer and Buyer hereby acknowledges that it shall purchase from Seller each of the Additional Sites and the assets related to the operation of the Additional Sites in a Subsequent Closing after Seller has obtained the consent required to transfer the Additional Site, has executed definitive documentation which contains representations, warranties and covenants with respect to such Additional Sites and any assets related to the operation of the Additional Sites as Buyer would have received if such assets were transferred as part of the Assets on the Closing Date and has satisfied the closing conditions that would have been required to be satisfied if the Additional Sites were transferred as part of the Assets on the Closing Date.

     5.16 Indemnification for Certain Sites. Notwithstanding anything to the
          ---------------------------------
contrary contained in this Agreement or in the schedules hereto, and subject to the limitations contained in Section 10.5, Seller acknowledges and agrees that
                             ------------
it shall indemnify and hold Buyer harmless from and against any and all costs, expenses, losses, liabilities or damages resulting from the violations referenced on Schedule 5.16.
              -------------

                                   ARTICLE VI

                      CLOSING; TERMINATION AND RISK OF LOSS
                      -------------------------------------

     6.1  Closing.
          -------

          (a) The Closing shall take place at the offices of Seller's attorney within five (5) Business Days after the conditions set forth in Articles VII and
                                                                ------------
VIII hereof have been satisfied or waived by the party entitled to do so, but no
----
later than November 1, 2001. Upon the agreement of Buyer and Seller, the Closing will take place at such other place or time as shall be mutually agreed upon by Buyer and Seller; provided, however, that Seller and Buyer expressly agree that
                  --------  -------
the Closing may take place via facsimile.

          (b) Notwithstanding the foregoing, the closing with respect to the Additional Sites will take place at such time as Seller obtains the necessary consent for assignment with regard to any Additional Site Lease (each such closing, a "Subsequent Closing"). Each Subsequent Closing shall take place at
            ------------------
the offices of Seller's attorney or via facsimile, within a reasonable time after the appropriate consent has been obtained, not to exceed thirty (30) days, or at such other place or time as shall be mutually agreed upon by Buyer and Seller.

          (c) Buyer and Seller agree that the effect of conducting Subsequent Closings is as follows: (i) Buyer and Seller will deliver at each Subsequent Closing instruments of transfer and assignment and assumption in respect of the Additional Assets being transferred at such Subsequent Closing and related Assumed Liabilities, substantially similar to the instruments used for the Closing, and will perform, with respect to the Additional Assets being transferred at the applicable Subsequent Closing, the other closing conditions set forth in Article VIII, which closing conditions shall apply only to
             ------------
Additional Assets being transferred at such Subsequent Closing; (ii) all Additional Assets being transferred at Subsequent Closings rather than the Closing will be excluded from the scope of all representations and warranties delivered at Closing; (iii) the Additional Assets being transferred at each Subsequent Closing will be deemed to be "Assets" for the purpose of Seller's representations and warranties being made on such

Subsequent Closing Date, which representations and warranties will be true and correct on the date of such Subsequent Closing; (iv) references to Assets in
Article V and elsewhere in the Agreement shall include all Additional Assets but shall not include, after the Closing Date, Assets transferred on the Closing Date; and (v) references in Articles III, VII and IX to the Closing Date relating to the Additional Assets shall be deemed references to the Subsequent Closing Date on which such Additional Assets are transferred to Buyer.

     6.2  Termination Rights. This Agreement may be terminated at any time prior
          ------------------
to Closing as follows:

          (a) by the mutual consent of Buyer and Seller;

          (b) by written notice of: (i) Buyer to Seller if Seller breaches in any material respect any of its representations or warranties or defaults in any material respect in the observance or in the due and timely performance of any of its covenants or agreements herein contained or (ii) Seller to the Buyer if Buyer breaches in any material respect any of its representations or warranties or defaults in any material respect in the observance or in the due and timely performance of any of its covenants or agreements herein contained;

          (c) by Buyer or Seller by written notice to the other, if a court of competent jurisdiction or other governmental entity shall have issued an order, decree or ruling or taken any other action (which order, decree or ruling the parties hereto shall use their commercially reasonable efforts to lift), in each case permanently restraining, permanently enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and nonappealable;

          (d) by either party, in the event that the initial Closing does not occur at or before 5:00 p.m. central standard time on November 1, 2001 or, solely with respect to the Additional Assets to be transferred to Buyer pursuant to the terms and conditions contained herein, upon the expiration of 180 days from the date of this Agreement; and

          (e) by written notice of Buyer to Seller, in accordance with Section
                                                                       -------
6.3 of this Agreement.
---

     Notwithstanding the foregoing, no party hereto may effect a termination hereof if such party is in material default or in breach of this Agreement.

     6.3  Procedures and Effect of Termination. In order to effect the
          ------------------------------------
termination of this Agreement pursuant to, and in accordance with, the terms and conditions of any provision of Section 6.2 hereof, written notice of such
                               -----------
termination shall be given by a party to the other party to this Agreement and this Agreement, assuming the relevant provision of Section 6.2 has been
                                                   -----------
satisfied, shall terminate and the transactions contemplated hereby shall be abandoned, without further action by either of the parties hereto. If this Agreement is terminated as provided herein:

          (a) upon request therefor, each party shall redeliver all documents, work papers and other materials of the other party hereto, and all copies of any such materials, relating to the transactions contemplated hereby, whether obtained before or after the execution hereof, to the party furnishing the same; and

          (b) neither party hereto shall have any liability or further obligation to the other party to this Agreement resulting from such termination except: (i) that the provisions of Section 5.10 (Confidentiality), Section 5.8
                                   ------------                    -----------
(Expenses) and this Section 6.3 shall remain in full force and effect and the
                    -----------
parties shall have the obligations stated therein, and (ii) no party waives any claim or right for damages against a breaching party to the extent that such termination results from the breach by a party hereto of any of its representations, warranties, covenants or agreements set forth herein.

     6.4  Risk of Loss. The risk of loss or damage to the Assets shall be upon
          ------------
Seller at all times prior to the Closing Date or, with respect to any Additional Assets, the applicable Subsequent Closing Date, unless such loss or damage is caused by Buyer or by any employee or representative of Buyer. Seller shall promptly notify Buyer of any such loss or damage. If the lost or damaged assets are capable of being replaced or repaired for an aggregate amount less than Fifty Thousand Dollars ($50,000), then Seller shall, at its sole cost and expense, replace or repair such assets prior to the Closing Date or the applicable Subsequent Closing Date, or deliver to Buyer at the Closing or the applicable Subsequent Closing an amount in cash equal to the cost of replacement or repair of such assets, as mutually agreed in good faith by Buyer and Seller, unless such loss or damage was caused by Buyer or by any employee or representative of Buyer. Notwithstanding the foregoing, if the amount required to replace or repair such assets exceeds Fifty Thousand Dollars $50,000, Seller may elect not to replace or repair such assets, provided, however, that in such
                                                --------  -------
event Buyer, at its option, may elect to terminate this Agreement without either party being subject to a claim by the other for damages in connection with this
Section 6.4, or Buyer may waive any default or breach with respect to the loss
-----------
or damage and receive a $50,000 reduction in the Closing Payment or Additional Closing Payment, as applicable, payable to Seller at Closing or the applicable Subsequent Closing.

     6.5  Resolution of Disagreements. If Buyer and Seller are unable to agree
          ---------------------------
upon the extent of any loss or damage, the cost to repair, replace or restore any lost or damaged property, the adequacy of any repair, replacement, or restoration of any lost or damaged property, or any other matter arising under
Section 6.4, the disagreement shall be referred to an insurance company mutually
-----------
acceptable to each of Buyer and Seller, whose decision shall be final, binding upon and nonappealable by the parties, and whose fees and expenses shall be paid one-half by Seller and one-half by Buyer.

                                  ARTICLE VII

                        CONDITIONS OF CLOSING BY BUYER
                        ------------------------------

     The obligations of Buyer hereunder, including, without limitation, Buyer's obligations to close the transactions contemplated herein, are, at its option, subject to satisfaction, at or prior to the Closing Date, or any Subsequent Closing Date, with respect to the Additional Assets being transferred on such Subsequent Closing Date, of all of the following conditions, any of which may be waived by Buyer:

     7.1 Representations, Warranties and Covenants. All of the representations
         -----------------------------------------
and warranties of Seller made in this Agreement or in any exhibit, schedule or document delivered pursuant hereto, shall be true and correct in all material respects as of the date hereof and on and as of the Closing Date as if made on and as of that date, except for those given as of a specified date which must only be true and correct as of such specified date.

     7.2 Compliance with Agreement. All of the terms, covenants and conditions
         -------------------------
to be complied with and performed by Seller on or prior to the Closing Date shall have been complied with or performed in all material respects.

     7.3 Closing Certificates. Buyer shall have received a certificate, dated as
         --------------------
of the Closing Date, from Seller, executed by an executive officer or other proper representative of Seller certifying, in such detail as Buyer may reasonably request, that the conditions set forth in Sections 7.1 and 7.2 hereto
                                                     ------------     ----
have been fulfilled.

     7.4 Third Party Consents and Governmental Approvals. Seller shall have
         -----------------------------------------------
obtained all third party consents and governmental approvals, if any, required for the transfer or continuance, as the case may be, of the Assumed Contracts, the Licenses and the Site Leases, without additional cost, expense or liability to Buyer (except for the obligations inherent in the ownership or operation of the transferred property or right after the Closing or Subsequent Closing).

     7.5 No Adverse Proceedings. No injunction, order, decree or judgment of any
         ----------------------
court, agency or other governmental entities shall have been rendered against Seller or Buyer which would render it unlawful, as of the Closing Date, to effect the transactions contemplated by this Agreement in accordance with its terms.

     7.6 Closing Documents. Seller shall have delivered or caused to be
         -----------------
delivered to Buyer, on the Closing Date, the documents identified in Section
                                                                     -------
9.1.
---

     7.7 No Material Adverse Change. Since the date hereof through the Closing
         --------------------------
Date, there shall have been no material adverse change to the Assets, taken as a whole, or to the financial condition or operating results of the Assets.

                                 ARTICLE VIII

                        CONDITIONS OF CLOSING BY SELLER
                        -------------------------------

     The obligations of Seller hereunder including, without limitation, Seller's obligations to close the transactions contemplated herein are, at its option, subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any of which may be waived by Seller:

     8.1 Representations, Warranties and Covenants. All of the representations
         -----------------------------------------
and warranties of Buyer made in this Agreement or in any exhibit, schedule or document delivered pursuant hereto, shall be true and correct in all material respects as of the date hereof and on and as of the Closing Date as if made on and as of that date, except for those given as of a specified date which must only be true and correct as of such specified date.

     8.2 Compliance with Agreement. All the terms, covenants, and conditions to
         -------------------------
be complied with and performed by Buyer on or prior to the Closing Date shall have been complied with or performed in all material respects.

     8.3 Closing Certificates. Seller shall have received a certificate, dated
         --------------------
as of the Closing Date, from Buyer, executed by an executive officer of Buyer certifying, in such detail as Seller may reasonably request, that the conditions set forth in Sections 8.1 and 8.2 hereto have been fulfilled.
             ------------     ---

     8.4 No Adverse Proceedings. No injunction, decree or judgment of any court,
         ----------------------
agency or other governmental entities shall have been rendered against Buyer or Seller which would render it unlawful, as of the Closing Date, to effect the transactions contemplated by this Agreement in accordance with its terms.

     8.5 Closing Documents. Buyer shall have delivered or caused to be delivered
         -----------------
to Seller, on the Closing Date, the documents identified in Section 9.2.
                                                            -----------

                                  ARTICLE IX

                              CLOSING DELIVERIES
                              ------------------

     9.1 Deliveries by Seller. Prior to, or on the Closing Date, as applicable,
         --------------------
Seller shall deliver or shall cause to be delivered to Buyer the following, in form and substance reasonably satisfactory to Buyer and its counsel:

          (a) Indemnification Escrow Agreement. A duly executed Indemnification
              --------------------------------
Escrow Agreement, substantially in the form of Exhibit A hereto;
                                               ---------

          (b) Additional Site Escrow Agreement. A duly executed Additional Site
              --------------------------------
Escrow Agreement, substantially in the form of Exhibit B hereto;
                                               ---------

          (c) Bill of Sale. A duly executed Bill of Sale, substantially in the
              ------------
form of Exhibit D hereto;

          (d) Assignment Agreement. A duly executed Assignment and Assumption
              --------------------
Agreement with respect to the Assumed Contracts, substantially in the form of Exhibit E hereto;
---------

          (e) Management Agreement. A duly executed Management Agreement with
              --------------------
respect to Buyer's management of the Additional Sites prior to their transfer, substantially in the form of Exhibit F hereto;
                             ---------

          (f) Consents. A copy of each required Consent listed on Schedule 3.8;
              --------                                            ------------

          (g) Certified Resolutions. A certificate of Seller, dated as of the
              ---------------------
Closing Date, executed by an officer of Seller certifying that the resolutions, as attached to such certificate, were duly adopted by such Seller's board of directors and shareholders, authorizing and approving the execution of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby and that such resolutions remain in full force and effect;

          (h) Officer's Certificate. A certificate, dated as of the Closing
              ---------------------
Date, executed on behalf of Seller in the form described in Section 7.3;
                                                            -----------

          (i) Licenses, Contracts, Business Records, Etc. To the extent they are
              ------------------------------------------
in possession of Seller, copies of all Licenses, Assumed Contracts, plans, engineering records, and all files and records used by Seller in connection with the ownership of the Assets or the operation of the Business;

          (j) Good Standing. A certificate of good standing of Seller issued by
              -------------
the Secretary of State of the jurisdiction of its organization, dated within thirty (30) days of the Closing Date and brought down to the Closing Date by facsimile of the applicable Secretary of State;

          (k) Pay-Off Letters. Pay-off Letters evidencing payment of Seller's
              ---------------
obligations with respect to any outstanding loan agreements or capital leases which are secured by the Assets;

          (l) Foreign Qualifications. Certificates showing that Seller is in
              ----------------------
good standing and is qualified to do business in each of the states listed on
Schedule 3.1;
------------

          (m) UCC-3 Termination Statements. UCC-3 Termination Statements
              ----------------------------
terminating or releasing any outstanding Liens against the Assets;

          (n) Estoppel Certificates. Seller shall have delivered to Buyer such
              ---------------------
estoppel certificates as Buyer shall have reasonably requested;

          (o) Accounts Receivable List. Seller shall deliver to Buyer the
              ------------------------
Accounts Receivable list referenced in Section 5.7 of this Agreement; and
                                       -----------

          (p) Other. Duly executed copies of all other deeds, endorsements,
              -----
assignments, consents and instruments as may be necessary to transfer the Assets to Buyer.

     9.2 Deliveries by Buyer. Prior to, or on the Closing Date, as applicable,
         -------------------
Buyer shall deliver to Seller the following, in form and substance reasonably satisfactory to Seller and its counsel:

          (a) Closing Payment. The Closing Payment, as provided in Section 2.5
              ---------------                                      -----------
hereof;

          (b) Indemnification Escrow Agreement. A duly executed Indemnification
              --------------------------------
Escrow Agreement, substantially in the form of Exhibit A hereto;
                                               ---------

          (c) Additional Site Escrow Agreement. A duly executed Additional Site
              --------------------------------
Escrow Agreement, substantially in the form of Exhibit B hereto;
                                               ---------

          (d) Assumption Agreement. A duly executed counterpart of the
              --------------------
Assignment and Assumption Agreement with respect to the Assumed Contracts, substantially in the form of Exhibit E hereto;
                             ---------

          (e) Management Agreement. A duly executed Management Agreement with
              --------------------
respect to Buyer's management of the Additional Sites prior to their transfer, substantially in the form of Exhibit F hereto;
                             ---------

          (f) Good Standing. A certificate of good standing of Buyer issued by
              -------------
the Secretary of State of Delaware, dated within thirty (30) days of the Closing Date and brought down to the Closing Date by telegram of the Secretary of State of Delaware; and

          (g) Officer's Certificate. A certificate, dated as of the Closing
              ---------------------
Date, executed on behalf of Buyer, in the form described in Section 8.3.
                                                            -----------

                                   ARTICLE X

                         SURVIVAL AND INDEMNIFICATION
                         ----------------------------

     10.1 Survival of Representations, Warranties and Covenants.
          -----------------------------------------------------

          (a) Notwithstanding any examination made for or on behalf of any of the parties hereto, the knowledge of any officer, director, employee or agent of any of the parties hereto or any of their respective Affiliates, or the acceptance of any certificate contemplated hereby, all representations and warranties contained in this Agreement shall be deemed continuing representations and warranties and shall survive the Closing Date for a period of one year, except for any breach of the representations and warranties contained in Section 3.12 hereof, which shall survive the Closing Date until the
             ------------
expiration of the applicable statute of limitations, and the representations and warranties contained in Section 3.17 hereof, which shall survive the Closing
                        ------------
Date indefinitely.

          (b) Unless a specified period is set forth in this Agreement (in which event such period will control), the covenants in this Agreement will survive the Closing and any Subsequent Closings and remain in effect indefinitely.

     10.2 Indemnification by Seller. Seller agrees to indemnify, defend and hold
          -------------------------
harmless Buyer and its Affiliates and their respective directors, officers, partners, employees, agents and representatives from and against:

          (a) Any and all losses, liabilities or damages resulting from any untrue representation or breach of any warranty by Seller contained herein or in any certificate, document or instrument delivered to Buyer hereunder;

          (b) Any and all losses, liabilities or damages resulting from the nonfulfillment of any covenant or other agreement of the Seller contained herein or in any certificate, document or instrument delivered to Buyer hereunder;

          (c) Any and all losses, liabilities or damages resulting from Seller's ownership of the Assets (including Additional Assets) or operation or control of the Business prior to the Closing Date or any Subsequent Closing Date, as applicable, including, without limitation, any and all liabilities arising under the Licenses, the Assumed Contracts or the Site Leases to the extent they relate to events occurring prior to the Closing Date, or with respect to Additional Assets being transferred at a Subsequent Closing, such Subsequent Closing Date;

          (d) Any Excluded Liabilities;

          (e) Any failure to comply with the Bulk Sales Law; and

          (f) Any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs or expenses, including reasonable legal fees and expenses, incident to any of the foregoing or in enforcing this indemnity.

     10.3 Indemnification by Buyer. Buyer agrees to indemnify, defend and hold
          ------------------------
harmless Seller and its Affiliates and their respective directors, officers, partners, employees, agents and representatives from and against:

          (a) Any and all losses, liabilities or damages resulting from any untrue representation or breach of warranty by Buyer contained herein or in any certificate, document or instrument delivered to Seller hereunder;

          (b) Any and all losses, liabilities or damages resulting from the nonfulfillment of any covenant or other agreement of Buyer contained herein or in any certificate, document or instrument delivered to Seller hereunder;

          (c) Any and all losses, liabilities or damages resulting from Buyer's ownership of the Assets following the Closing Date or any Subsequent Closing Date, with respect to Additional Assets transferred at a Subsequent Closing, including, without limitation, any and all liabilities arising under the Assumed Contracts which relate to events occurring after the Closing Date or any Subsequent Closing Date, with respect to Additional Assets transferred at a Subsequent Closing; or

          (d) Any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs or expenses, including reasonable legal fees and expenses, incident to any of the foregoing or in enforcing this indemnity.

     10.4 Procedure for Indemnification. The procedure for indemnification shall
          -----------------------------
be as follows:

          (a) The party claiming indemnification (the "Claimant") shall give
                                                       --------
reasonably prompt notice to the party from whom indemnification is claimed (the "Indemnifying Party") of any claim, whether between the parties or brought by a
 ------------------
third party, specifying: (i) the factual basis for such claim and (ii) the amount of the claim. If the claim relates to an action, suit or proceeding filed by a third party against Claimant, such notice shall be given by Claimant within ten (10) Business Days after written notice of such action, suit or proceeding is received by Claimant.

          (b) Following receipt of notice from the Claimant of a claim, the Indemnifying Party shall have twenty (20) Business Days (or such shorter period of time as may be required to respond to the subject litigation or proceeding) to make such investigation of the claim as the Indemnifying Party deems necessary or desirable. For the purposes of such investigation, the Claimant agrees to make available to the Indemnifying Party or its authorized representative(s) the information relied upon by the Claimant to substantiate the claim. If the Claimant and the Indemnifying Party agree at or prior to the expiration of said 20-day period (or any mutually agreed upon extension thereof) to the validity and amount of such claim, the Indemnifying Party shall immediately pay to the Claimant the full amount of the claim. If the Claimant and the Indemnifying Party do not agree within said period (or any mutually agreed upon extension thereof), the Claimant may seek appropriate legal remedy.

          (c) With respect to any claim by a third party as to which the Claimant is entitled to indemnification hereunder, the Indemnifying Party shall have the right at its own expense, to participate in or assume control of the defense of such claim, and the Claimant shall cooperate fully with the Indemnifying Party. If the Indemnifying Party elects to assume control of the defense of any third-party claim, the Claimant shall have the right to participate in the defense of such claim and retain separate co-counsel at the Indemnifying Party's expense; provided if requested to participate at Indemnifying Party's request or if the Claimant reasonably believes (based upon an opinion of counsel) that a conflict of interest exists between Claimant and the Indemnifying Party, then the Claimant will be reimbursed for reasonable expenses of counsel. The Indemnifying Party will select counsel reasonably satisfactory to the Claimant. The Indemnifying Party will not consent to an entry of judgment or settlement without release of liability and, with respect to nonmonetary terms, the Claimant's consent (not to be unreasonably withheld or delayed).

          (d) If a claim, whether between the parties or by a third party, requires immediate action, the parties will make every effort to reach a decision with respect thereto as expeditiously as possible.

          (e) If the Indemnifying Party does not elect to assume control or otherwise participate in the defense of any third party claim, it shall be bound by the results obtained by the Claimant with respect to such claim.

     10.5 Escrow Agreement. All claims made by Buyer against Seller pursuant to
          ----------------
this Article X shall first be, if and until the same shall be exhausted, for
     ---------
recovery of amounts held in escrow pursuant to the Indemnification Escrow Agreement; provided, however, that upon exhaustion of such funds, Buyer shall be
           --------  -------
entitled to seek to recover by any legal means directly from Seller; provided,
                                                                     --------
further, that Seller's total liability hereunder (other than with respect to
-------
claims made by Buyer relating to, resulting from or arising out of fraud on the part of Seller) shall not exceed $1,500,000.

                                  ARTICLE XI

                                 MISCELLANEOUS
                                 -------------

     11.1 Notices. All notices, demands, and requests required or permitted to
          -------
be given under the provisions of this Agreement shall be: (i) in writing, (ii) delivered by personal delivery, or sent by commercial delivery service or registered or certified mail, return receipt requested or sent by telecopy,
(iii) deemed to have been given on the date of personal delivery or the date set forth in the records of the delivery service or on the return receipt or, in the case of a telecopy, upon confirmation thereof and (iv) addressed as follows:

          If to Seller:

                   Sailing Billboards Outdoor Media LLC
                   69A Liberty Ship Way
                   Sausalito, CA  94965
                   Attention:  John Sweeney
                   Fax No.:  (415) 289-0402

          With a copy to:

                   Lanahan & Reilley LLP
                   120 Howard Street, Suite 600
                   San Francisco, California  94105
                   Attention:  Dean Luca Krause
                   Fax No.:  (415) 856-0411

          If to Buyer:

                   NextMedia Outdoor, Inc.
                   6312 South Fiddler's Green Circle, 360E
                   Englewood, Colorado 80111
                   Attention:  Sean Stover
                   Fax No.:  (845) 694-4940

          With a copy to:

                   Weil, Gotshal & Manges LLP
                   100 Crescent Court, Suite 1300
                   Dallas, TX  75201-6950
                   Attention:  Glenn D. West
                   Fax No.:  (214) 746-7777

or to any such other or additional persons and addresses as the parties may from time to time designate in a writing delivered in accordance with this Section
                                                                      -------
11.1.
-----

     11.2 Specific Performance. In addition to any other remedies which Buyer
          --------------------
may have at law or in equity, Seller hereby acknowledges that the Assets (including any Additional Assets) are unique, and that the harm to Buyer resulting from a breach by Seller of its obligations to sell the Assets (including any Additional Assets) to Buyer cannot be adequately compensated by damages. Accordingly, Seller agrees that, from the date hereof through the Closing Date and any Subsequent Closing, Buyer shall have the right to have this Agreement specifically performed by Seller and hereby agrees not to assert any objections to the imposition of the equitable remedy of specific performance by any court of competent jurisdiction.

     11.3 Benefit and Binding Effect. This Agreement is not assignable or
          --------------------------
delegable by Seller without the prior written consent of Buyer. Buyer may, at its option at any time, assign any or all of its rights or obligations under this Agreement to a third party. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     11.4 Headings. The headings herein are included for ease of reference only
          --------
and shall not control or affect the meaning or construction of the provisions of this Agreement.

     11.5 Gender and Number. Words used herein, regardless of the gender and
          -----------------
number specifically used, shall be deemed and construed to include any other gender, masculine, feminine or neuter, and any other number, singular or plural, as the context requires.

     11.6 Counterparts. This Agreement may be signed in any number of
          ------------
counterparts with the same effect as if the signature on each such counterpart were upon the same instrument.

     11.7 Entire Agreement. This Agreement, all schedules and exhibits hereto
          ----------------
and all documents, writings, instruments and certificates delivered or to be delivered by the parties pursuant hereto collectively represent the sole and entire understanding and agreement between Buyer and Seller with respect to the subject matter hereof. All schedules, and exhibits attached to this Agreement shall be deemed part of this Agreement and incorporated herein, as if fully set forth herein. This Agreement supersedes all prior negotiations and understandings between Buyer and Seller whatsoever, and all letters of intent and other writings relating to such negotiations and understandings.

     11.8 Amendment. This Agreement cannot be amended, supplemented or modified
          ---------
except by an agreement in writing which makes specific reference to this Agreement or an agreement delivered pursuant hereto, as the case may be, and which is signed by the party against which enforcement of any such amendment, supplement or modification is sought.

     11.9 Severability. If in any jurisdiction any provision of this Agreement
          ------------
or its application to any party or circumstance is restricted, prohibited or unenforceable, such provision shall, as to such jurisdiction, be ineffective only to the extent of the restriction, prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of such provision in any other jurisdiction or its application to other parties or circumstances. In addition, if any one or more of the provisions contained in this Agreement shall for any reason in any jurisdiction be held excessively broad as to time, duration, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the extent compatible with the applicable law of such jurisdiction as it shall then appear.

     11.10 Governing Law. This Agreement will be governed by, and construed and
           -------------
enforced in accordance with, the laws of the State of California, without regard to conflicts of law principles thereof.

                            [SIGNATURE PAGE FOLLOWS]

     This Agreement has been executed by the parties hereto as of the date first above written.

                            NEXTMEDIA OUTDOOR, INC.


                            By:_________________________________________________

                            Name:_______________________________________________

                            Title:______________________________________________


                            SAILING BILLBOARDS OUTDOOR MEDIA, LLC


                            By:_________________________________________________

                            Name:_______________________________________________

                            Title:______________________________________________


                            The following individuals, solely with respect to
                            Section 5.11 hereof:
                            ------------


                            ____________________________________________________
                            John Sweeney


                            ____________________________________________________
                            Tina Kleinjan